                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2006

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 000-49865             57-1107699
    (State or other jurisdiction      (Commission         (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)

         1080 N. DELAWARE AVENUE                               19125
       PHILADELPHIA, PENNSYLVANIA                            (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (215) 426-5536

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On June 13, 2006, we issued an Amended and Restated Convertible Term Note to IL Resources LLC, a Delaware limited liability company (the "Note"). The
Note is an amendment and restatement of a Secured Convertible Note in the principal amount of $1,590,000 that we had entered into with IL Resources on May 5, 2005. This note was previously amended during its term to provide for additional advances. This note had a maturity date of May 30, 2006. We were unable to make the principal payment or the payment of accrued interest due on this date. On June 13, 2006, the promissory note was amended and restated to increase the principal amount to $2,924,688 and to extend the maturity date to October 31, 2006. This increased principal amount reflects all advances that we received from IL Resources and all accrued interest related to this loan through June 13, 2006.

          Interest accrues on the principal amount of the Note at the rate of 12% per annum. Upon an event of default, this rate increases to 21% per annum. Accrued interest is payable monthly in arrears, commencing on July 1, 2006 and on the first day of each consecutive calendar month thereafter until the maturity date. IL Resources has the right to convert any portion of the principal amount of the Note, plus all unpaid accrued interest thereon, into shares of our common stock at the conversion price of $0.50 per share. This conversion price is subject to adjustment upon any stock split, stock dividend or reclassification of its common stock. In addition, upon the issuance of any shares of common stock or securities convertible into shares of common stock for consideration per share that is less than this conversion price, the conversion price will be immediately reset to such lower price per share. This reset provision does not apply to the exercise or conversion of securities that were issued and outstanding as of the date of the Note or options that we issue under any stock option plan.

          IL Resources can declare all principal, accrued interest and other fees due under the Note immediately due and payable upon the occurrence and continuance of any of the following items:

     o our failure to pay any principal, interest or fees when due if such failure shall continue for a period of three days beyond the due date for such payment;

     o our breach of any representation, warranty or covenant in the Note or the Securities Purchase Agreement that we entered into with IL Resources on May 5, 2005;

     o if we experience a change in control or event of bankruptcy or enter into an agreement to sell all or substantially all of our assets;

     o a judgment is entered against us for more than $50,000 and remains in place for a period of 30 days;

     o    we default on any other indebtedness in excess of $50,000; or

     o a stop trade order or trading suspension is entered against our common stock and remains in place for five consecutive days or five days in any period of ten consecutive days.

          As an inducement for IL Resources to agree to accept the Note, we agreed to issue 500,000 shares of our common stock to IL Resources.

          The foregoing description of the Note is qualified in its entirety by reference to the Note that is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

          On May 1, 2005, we issued a promissory note in the amount of $510,000 to third party lenders. On May 9, 2006, the original maturity date of this promissory note, we were not able to make the principal payment or payment of accrued interest that was due. On June 13, 2006, the lenders agreed to extend the maturity date of this promissory note to October 31, 2006, at which time all principal and accrued interest shall be due, and to waive the application of the default interest rate with respect to this loan.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

          As disclosed in Item 1.01, on June 13, 2006, we entered into the Note, which is a direct financial obligation that is material to us. A brief description of the Note, including the amount of our direct financial obligation, the terms of payment and a brief description of the terms under which it may be accelerated are provided in Item 1.01, which is incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

          On May 9, 2006, we were unable to make the required payments of principal and accrued interest that were due under the promissory note that we issued to third party lenders on May 1, 2005. This was an event of default under that promissory note. On June 13, 2006, we entered into a letter agreement with the lenders that extended the maturity date of this promissory note and waived this event of default.

          On May 30, 2006, we were unable to make the required payments of principal and accrued interest that were due under the promissory note that we issued to IL Resources on May 5, 2005. This was an event of default under that promissory note. The issuance of the Note has resolved this event of default.

ITEM 3.03. UNREGISTERED SALES OF EQUITY SECURITIES.

          On June 13, 2006, we issued the Note in the principal amount of $2,924,688 to IL Resources. The principal amount of the Note plus all unpaid accrued interest thereon is convertible at the option of IL Resources into shares of our common stock at the conversion price of $0.50 per share. As an inducement for IL Resources to agree to accept the Note, we agreed to issue 500,000 shares of our common stock to IL Resources. We issued these securities pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.   Description
-----------   -----------
   10.1       Amended and Restated Convertible Term Note dated as of June 13, 2006

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRIMEDIA ENTERTAINMENT GROUP, INC.


Date: June 18, 2006                           By: /s/ Christopher Schwartz
                                                  ------------------------------
                                                  Christopher Schwartz
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
  10.1        Amended and Restated Convertible Term Note dated as of June 13, 2006

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRIMEDIA ENTERTAINMENT GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS NOTE AMENDS AND SUPERSEDES THAT CERTAIN PROMISSORY NOTE DATED MAY 5, 2005 ISSUED TO IL RESOURCES LLC BY TRIMEDIA ENTERTAINMENT GROUP, INC.

                   AMENDED AND RESTATED CONVERTIBLE TERM NOTE

     FOR VALUE RECEIVED, TRIMEDIA ENTERTAINMENT GROUP, LLC, a Delaware corporation (the "Borrower"), hereby promises to pay to IL RESOURCES, LLC, a Delaware limited liability company, (the "Holder"), or its registered assigns or successors in interest, on order, the sum of Two Million Nine Hundred Twenty Four Thousand Six Hundred Eighty-Eight Dollars and Thirty-Eight Cents ($2,924,688.38) (the "Restated Principal Amount"), together with any accrued and unpaid interest hereon, on October 31, 2006 (the "Maturity Date") if not sooner paid.

     Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated May 5, 2005 between the Borrower and the Holder (as amended, modified or supplemented from time to time, the "Purchase Agreement").

     The following terms shall apply to this Note:

                                    ARTICLE I
                                    INTEREST

     1.1 Interest Rate. Interest on the Principal Amount outstanding under this Secured Convertible Term Note ("Note") shall accrue at a rate per annum (the "Interest Rate") equal to twelve percent (12%). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable in cash via wire transfer monthly, in arrears, commencing on July 1, 2006 and on the first business day of each consecutive calendar month thereafter until the Maturity Date (and on the Maturity Date), whether by acceleration or otherwise (each, a "Payment Date") unless the Holder gives the Borrower written notification that it desires for a particular month's interest payment to be paid in full paid and nonassessable shares of common stock, $.001 par value, of the Borrower (the "Common Stock"), based on a per share stock price equal to the Conversion Price (as defined in Section 3.4) such price per share being subject to adjustment at the times, and in accordance with the provisions as set forth in section 3.4. Overdue principal and interest on the Note shall, to the extent permitted by applicable law, bear interest at the rate of 21% per annum. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower or at such other place as may be designated by the Holder hereof in writing to the Borrower.

                                   ARTICLE II
                               OPTIONAL REDEMPTION

     2.1 Optional Redemption in Cash. The Borrower will have the option of prepaying this Note ("Optional Redemption") by paying to the Holder a sum of money equal to one hundred percent (100%) of the principal amount of this Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement, or any Related Agreement (the "Redemption Amount") outstanding on the day written notice of redemption (the "Notice of Redemption") is given to the Holder. The Notice of Redemption shall specify the date for such Optional Redemption (the "Redemption Payment Date") which date shall be seven (7) business days after the date of the Notice of Redemption (the "Redemption Period"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has a pending election to convert pursuant to Section 3.1, or for conversions initiated or made by the Holder pursuant to Section 3.1 during the Redemption Period. The Redemption Amount shall be determined as if such Holder's conversion elections had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Redemption Notice will be null and void.

                                   ARTICLE III
                                CONVERSION RIGHTS

     3.1. Holder's Conversion Rights. The Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding principal amount of this Note, together with interest and fees due hereon, into shares of Common Stock subject to the terms and conditions set forth in this
Article III. The Holder may exercise such right by delivery to the Borrower of a written notice of conversion not less than one (1) day prior to the date upon which such conversion shall occur.

     3.2. Conversion Limitation. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between the number of shares of Common Stock beneficially owned by such Holder or issuable upon exercise of warrants held by such Holder and 9.99% of the outstanding shares of Common Stock of the Borrower. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Holder may void the Conversion Share limitation described in this Section 3.2 upon 75 days prior notice to the Borrower.

     3.3. Mechanics of Holder's Conversion. (a) In the event that the Holder elects to convert all or a portion of the outstanding balance of this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion ("Notice of Conversion") to the Borrower and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Borrower within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a Conversion Date (the "Conversion Date"). A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

          (b) Pursuant to the terms of the Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to Borrower of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder. In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such Common Stock, unless the Holder provides the Borrower written instructions to the contrary.

     3.4 Conversion Mechanics.

          (a) The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest and fees to be converted, if any, by the then applicable Conversion Price.

          (b) On the issue date hereof and until such time as an adjustment shall occur, the Conversion Price shall $.50 per share of common stock. The Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

               A. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

               B. During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

               C. Share Issuances. Subject to the provisions of this Section 3.4, if the Borrower shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to Subsections A or B above; (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; or (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Borrower) for a consideration per share (the "Offer Price") less than the Conversion Price in effect at the time of such issuance, then the Conversion Price shall be immediately reset to such lower Offer Price at the time of issuance of such securities.

               D. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

     3.5. Issuance of New Note. Upon any partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid. Subject to the provisions of Article IV, the Borrower will pay no costs, fees or any other consideration to the Holder for the production and issuance of a new Note.

     3.6. Registration Rights. The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Note pursuant to the terms of the Loan Agreement.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

     Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

     The occurrence of any of the following events set forth in Sections 4.1 through 4.10, inclusive, is an "EVENT OF DEFAULT":

     4.1. Failure to Pay Principal, Interest or other Fees. The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Borrower fails to pay when due any amount due under any other promissory note issued by Borrower, and in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

     4.2. Breach of Covenant. The Borrower breaches any covenant or any other term or condition of this Note or the Purchase Agreement in any material respect, or the Borrower or any of its Subsidiaries breaches any covenant or any other term or condition of any Related Agreement in any material respect and, in any such case, such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

     4.3. Breach of Representations and Warranties. Any representation or warranty made by the Borrower in this Note or the Purchase Agreement, or by the Borrower or any of its Subsidiaries in any Related Agreement, shall, in any such case, be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

     4.4. Receiver or Trustee. The Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     4.5. Judgments. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

     4.6. Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any of its Subsidiaries.

     4.7. Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Borrower shall not have been able to cure such trading suspension within thirty
(30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, or any securities exchange or other securities market on which the Common Stock is then being listed or traded).

     4.8. Failure to Deliver Common Stock or Replacement Note. The Borrower shall fail (i) to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note if such failure to timely deliver Common Stock shall not be cured within two (2) business days or (ii) to deliver a replacement Note to Holder within seven (7) business days following the required date of such issuance pursuant to this Note, the Purchase Agreement or any Related Agreement (to the extent required under such agreements).

     4.9. Default Under Related Agreements or Other Agreements. The occurrence and continuance of any Event of Default (as defined in the Purchase Agreement or any Related Agreement) or any event of default (or similar term) under any other indebtedness.

     4.10. Change in Control. The occurrence of a change in the controlling ownership of the Borrower.

     4.11. Sale of Assets. The Borrower shall execute any agreement, letter, memorandum of understanding or similar document relating to the transfer, disposition or sale of all or substantially all of the assets of the Borrower to anyone without the approval of the Lender.

     4.12. Defaults. A default by the Borrower with respect to any other indebtedness in excess of $50,000 due to the Lender or any other third party.

     4.13. Invalidity. The issuance of a determination by a court of competent jurisdiction that one or more Related Agreements or one or more material provisions of any of the Related Agreements is unenforceable, or the issuance of an injunction against the enforcement of any of the Related Agreements or material provision.

                           DEFAULT RELATED PROVISIONS

     4.14. Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, interest on this Note shall automatically be increased to twenty one percent (21%), and all outstanding obligations under this Note, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at such interest rate applicable to such obligations until such Event of Default is cured or waived.

     4.15. Conversion Privileges. The conversion privileges set forth in Article III shall remain in full force and effect immediately from the date hereof and until this Note is paid in full.

     4.16. Cumulative Remedies. The remedies under this Note shall be cumulative.

                                   ARTICLE V
                                  MISCELLANEOUS

     5.1. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     5.2. Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Purchase Agreement.

     5.3. Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 3.5 hereof, as it may be amended or supplemented.

     5.4. Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of this Section 5.4. This Note shall not be assigned by the Borrower without the consent of the Holder. This Note may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment of the Note, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Note to the Borrower for issue of a replacement Note, or Notes, in the name of the new Holder, (ii) the designation by the new Holder of such new Holder's agent(s) for notice, such agent(s) to be the sole party(ies) to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party(ies) authorized to represent the new Holder(s) in regard to modification or waivers under the Note, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by the new Holder's agent(s) for notice, shall be deemed to be the action of the new Holder, as such holders are recorded on the books of the Borrower, and (iii) compliance with the Securities Act of 1933, as amended, and all other applicable state and federal securities laws.

     5.5. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Pennsylvania or in the federal courts located in the Commonwealth of Pennsylvania. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

     5.6. Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     5.7. Security Interest and Guarantee. The Holder has been granted a security interest (i) in certain assets of the Borrower and its Subsidiaries as more fully described in the Security Agreement dated as of May 5, 2005 and (ii) pursuant to the Securities Pledge Agreement dated May 5, 2005. The obligations of the Borrower under this Note are guaranteed by certain Subsidiaries of the Borrower pursuant to the Subsidiary Guaranty dated as of the date hereof.

     5.8. Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

     5.9. Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney's fees.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name effective as of this 13th day of June, 2006.

                               TRIMEDIA ENTERTAINMENT GROUP, INC.


                               BY: /s/ Christopher Schwartz
                                   ---------------------------------------------
                                   Christopher Schwartz, Chief Executive Officer

                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Common Stock

[Name and Address of Holder]

The Undersigned hereby converts $_________ of the principal (together with associated accrued but unpaid interest) due under the Convertible Term Note issued by TRIMEDIA ENTERTAINMENT GROUP, INC. dated June 13, 2006 by delivery of Shares of Common Stock of TRIMEDIA ENTERTAINMENT GROUP, INC. on and subject to the conditions set forth in Article III of such Note.

1. Date of Conversion _______________________

2. Shares To Be Delivered: _______________________


By:
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Name:
      ----------------------------
Title:
      ----------------------------